UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2026

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 NE 2nd Ave, Suite 349

Miami, Florida 33137

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 10, 2026, Evolution Metals & Technologies Corp. (the “Company”) issued a press release announcing its initial revenue guidance for fiscal years 2026 and 2027. The Company expects revenue of $5 million to $8 million for fiscal 2026 and $400 million to $460 million for fiscal 2027.

A copy of the press release announcing the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s revenue guidance for fiscal years 2026 and 2027 and the assumptions underlying such guidance; anticipated revenue growth and the expected contribution of the Company’s Pohang expansion to revenue; expected magnet shipments, production capacity and utilization; the timing of delivery, installation and commissioning of additional ULVAC production equipment; the timing and availability of expanded electrical capacity, land and governmental grants supporting the Company’s Pohang operations; anticipated demand from existing and prospective customers, including customers seeking DFARS-compliant supply; the conversion of customer demand and commercial opportunities into orders, shipments and revenue; the availability of feedstock and working capital or other financing required to purchase feedstock and support higher production volumes; anticipated pricing and product mix; the Company’s ability to achieve contemplated production capacity, utilization levels, yields and operating efficiencies; the development of the Company’s planned U.S. industrial campus; and the Company’s plans to expand its critical materials processing and permanent magnet manufacturing operations.

These forward-looking statements are based on management’s current expectations, estimates and assumptions and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The Company’s revenue guidance is based on management’s current expectations and assumptions, including anticipated customer demand, and is not based on contracted volumes. Actual revenue will depend, among other factors, on the Company’s ability to convert such demand into firm orders and shipments.

Such risks and uncertainties include, among others, delays in equipment delivery, installation and commissioning; the Company’s ability to complete its land-use arrangements, execute applicable power supply documentation and satisfy conditions applicable to governmental grants; the ability of applicable power providers, suppliers and other counterparties to perform their obligations; the timing and availability of expanded electrical capacity; construction and engineering delays; the Company’s ability to complete its planned facility expansion; the availability and timing of governmental grants, incentives or other financial support; the Company’s ability to obtain working capital and other financing on acceptable terms, or at all, and to continue as a going concern; the availability and cost of non-China rare earth feedstock; the Company’s ability to secure purchase orders from existing and prospective customers at anticipated volumes and prices; customer qualification requirements; changes in the effective date, interpretation or implementation of DFARS 252.225-7052, waiver practices, tariffs or other governmental policies; competition; rare earth pricing and currency fluctuations; the Company’s ability to achieve contemplated production capacity, utilization levels, yields and operating efficiencies; supply-chain and market conditions; and the other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release dated September 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer

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